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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                January 5, 1998
               Date of Report (Date of earliest event reported)



                               ----------------


                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


           1-7327                                           36-2660763
  (Commission File Number)                                (IRS Employer
                                                       Identification No.)

               3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS  60523
                (Address of principal executive offices)   (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)
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Item 5. Other Events.
        ------------

     On January 5, 1998, the registrant issued a press release announcing, among other things, that (i) it will file amended Reports on Forms 10-K and 10-Q for the year ended December 31, 1996 and for the three-month periods ended March 31 and June 30, 1997, which reports will contain restated financial statements and revised management's discussion and analysis reflecting information contained in the registrant's Form 10-Q for the three months ended September 30, 1997 revising certain previously reported financial data, (ii) it expects to issue revised financial statements for 1995 and 1994 to reflect revisions of various items of income and expense, which revisions are expected to be similar in nature to the revisions to the registrant's financial statements contained in the Report on Form 10-Q for the three months ended September 30, 1997, (iii) the registrant is continuing to examine its accounting estimates and methods in several areas but cannot yet determine whether its conclusions will necessitate revisions to previously reported earnings beyond those discussed above, and (iv) the examination and evaluation of matters pertaining to both current and prior period financial statements are not likely to be completed before the time by which the registrant proposes to file its Form 10-K report for the year ending December 31, 1997 with the Securities and Exchange Commission (currently expected to occur near the end of February 1998). A copy of the press release containing these announcements is filed herewith as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     No financial statements or pro forma financial information are required to be filed as a part of this report. There are no exhibits filed as part of this report.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WASTE MANAGEMENT, INC.



                                       By:  /s/ Herbert A. Getz
                                            -------------------------------
                                            Herbert A. Getz
                                            Senior Vice President and
                                            General Counsel

Dated: January 7, 1998


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                             WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                       Number and Description of Exhibit*

1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99.  News Release dated January 5, 1998 issued by Waste Management, Inc.



____________________________
*Exhibits not listed are inapplicable.

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